Exhibit 99.1

Goodness Growth Holdings Announces Fourth Quarter and Full Year 2022 Results

– 2022 revenue of $74.6 million increased 37.1% YOY and 57.8% excluding discontinued operations –

– Q4 revenue of $19.0 million increased 39.4% YoY and 55.8% excluding discontinued operations –

– Company amends credit facility with Green Ivy to remove amortization schedule and extend maturity date –

MINNEAPOLIS – March 31, 2023 – Goodness Growth Holdings, Inc. ("Goodness Growth" or the "Company") (CSE: GDNS; OTCQX: GDNSF), a cannabis company committed to providing safe access, quality products and great value to its customers, today reported financial results for its fourth quarter and full year ended December 31, 2022. Key financial results are presented below in summary form with supporting commentary and discussion from management of certain key operating metrics which the Company uses to judge its operating performance. The Company’s audited financial statements and management discussion and analysis for the year ended December 31, 2022, will be filed on Form 10-K with the U.S. Securities and Exchange Commission and on SEDAR at www.sedar.com later today. All currency figures referenced in this press are denominated in U.S. dollars.

Summary of Key Financial Metrics

	Three Months Ended				Year Ended
US $ in millions	December 31,				December 31,
	2022	2021	Variance		2022	2021	Variance
GAAP Revenue	$19.0	$13.7	39.4%		$74.6	$54.4	37.1%
Revenue (excluding discontinued operations)	$19.0	$12.2	55.8%		$72.3	$45.8	57.8%
GAAP Gross Profit	$8.5	$2.2	286.4%		$30.9	$19.8	56.1%
Gross Profit Margin	44.7%	15.8%	2,890	bps	41.4%	36.4%	500	bps
SG&A Expenses	$7.4	$9.2	-19.6%		$33.8	$33.7	0.3%
SG&A Expenses (% of Sales)	38.9%	67.2%	-2,830	bps	45.3%	61.9%	-1,660	bps
EBITDA	$0.8	$(6.2)	NM		($10.0)	$(15.1)	NM
EBITDA Margin	4.4%	(45.3)%	4,970	bps	(13.3%)	(27.8)%	1,450	bps
Adjusted EBITDA (non-GAAP)	$2.5	$(4.4)	NM		$4.1	$(9.1)	NM
Adjusted EBITDA Margin (non-GAAP)	13.1%	(32.4)%	4,550	bps	5.5%	(16.6)%	2,210	bps

Management Commentary

Interim Chief Executive Officer Josh Rosen commented, “Our fourth quarter results reflected revenue growth in each of our markets, as well as continued improvements in margin performance which was amplified by removal of the negative performance drag we experienced last year in our former Arizona cultivation facility. In building on the improved financial performance, I see numerous opportunities for us to drive meaningfully better operational efficiencies and quality. This room for improvement, coupled with what we anticipate will be meaningful state-regulatory catalysts provides us a strong growth trajectory. My mandates from the Board include augmenting our operational capabilities to better capitalize on our market opportunities and managing our balance sheet and liquidity to support our long-term success.”

Mr. Rosen continued, “Over the past several months we’ve taken considerable measures to improve the strength of our business, including reorganizing our management team with a decentralized approach to our state-based markets and the infusion of new battle-tested talent and resources. I’m particularly pleased with how recently-promoted Amber Shimpa has risen to the occasion in helping drive the change management as our President and CEO of Vireo of Minnesota. As we enter 2023, we are focused on executing against a few key strategic priorities to strengthen our balance sheet and improve our operating and cash flow performance. The amendment to our senior secured debt was an important first step in addressing the most acute aspect of our balance sheet: extending the near-term maturity. And we're close to finalizing terms with a separate affiliate of Chicago Atlantic for an additional $10 million in capital as the second step.”

Core Market KPIs1

	Three Months Ended				Year Ended
US $ in millions	December 31,				December 31,
	2022	2021	Variance		2022	2021	Variance
Total Harvested Pounds (Biomass)	7,023	5,458	28.7%		27,750	15,891	74.6%
% "A" Flower [2]	17%	19%	-200	bps	17%	19%	-216	bps
Total Retail Revenue	$15.2	$9.8	55.5%		$56.1	$36.6	53.2%
Same Store Sales Growth	-	-	49.1%		-	-	44.4%
Number of Stores in SSS Calculation	13	-	-		12	-	-
Total Wholesale Revenue	$2.8	$1.4	91.7%		$10.1	$6.2	63.8%

1 Core Markets refer to the Company's operations in Maryland, Minnesota, and New York.

2 “A Flower” refers to produced biomass which meets the Company’s highest internal standards for flower quality, size and appearance.

Mr. Rosen concluded, “In an effort to align our communications with our internal priorities, we plan to provide additional disclosures surrounding the performance of our business in our core markets moving forward. We believe additional transparency surrounding our operations with key performance indicators will enable investors to better evaluate our performance, both good and bad. We intend to focus future discussions around relevant drivers of cash flow and operating performance rather than Adjusted EBITDA, although we have provided that legacy metric with today’s results for consistency with previous disclosures. Our strong year over year same-store sales growth in retail was supported by regulatory catalysts, in particular, the addition of flower in Minnesota in April 2022, which drove overall market growth. I’d also highlight that we’re putting meaningful emphasis on more efficiently producing greater amounts of quality or what we refer to as “A” Flower as a core driver of improvement over the coming several quarters.”

Credit Facility and Corporate Governance Updates

The Company also announced today in a separate news release that it has executed a fifth amendment to its Green Ivy credit facility, in addition to several corporate governance updates. The amended credit facility reduces cash outlays through the removal of a required amortization schedule and extends the maturity date on the credit facility loans to April 30, 2024, with opportunities for performance-based extensions through January 31, 2026. The Company will issue up to 15,000,000 Subordinate Voting Shares to the lenders in consideration for the credit facility amendments. In addition, the Company is in advanced discussions with another affiliate of Chicago Atlantic to finalize a U.S. $10.0 million secured convertible loan financing.

Other Events

On October 13, 2022, Goodness Growth received a notice (the “Notice”) of purported termination of the agreement (the “Arrangement Agreement”) with Verano Holdings Corp. (“Verano”) pursuant to which Verano had agreed to purchase all of the Company’s stock, subject to the satisfaction of certain conditions. The Notice asserted certain breaches of the Arrangement Agreement, including claims the Company’s public filings and communications with respect to its business and ongoing operations were misleading and that the Company breached its representations to Verano under the Arrangement Agreement. Verano also claimed, as a result of such breaches, it is entitled to payment of the $14,875,000 termination fee and its transaction expenses of up to $3,000,000. Goodness Growth denies all of Verano’s allegations and affirmatively states that it has complied with its obligations under the Arrangement Agreement in all material respects at all times. Goodness Growth believes that Verano had no factual or legal basis to justify or support its purported grounds for termination of the Arrangement Agreement.

On October 21, 2022, Goodness Growth commenced an action in the Supreme Court of British Columbia against Verano arising out of what Goodness Growth believes was the wrongful repudiation by Verano of the Arrangement Agreement. The Company is seeking damages, costs and interest, based on Verano's breach of contract and of its duty of good faith and honest performance. Due to uncertainties inherent in litigation, it is not possible for Goodness Growth to predict the timing or final outcome of the legal proceedings against Verano or to determine the amount of damages, if any, that may be awarded.

Balance Sheet and Liquidity

As of December 31, 2022, total current assets were $46.7 million, including cash on hand of $15.1 million. Total current liabilities were $29.7 million.

Following the issuance of 15,000,000 Subordinate Voting Shares to the lenders in connection with the fifth amendment to the Company’s credit facility, and the conversion of the Company’s former Super Voting Shares to Subordinate Shares, the Company will have a total of 128,126,330 equity shares issued and outstanding on an as-converted basis, 178,921,494 shares outstanding on an as-converted, fully diluted basis, and 131,348,007 fully-diluted shares on the treasury method basis.

Conference Call and Webcast Information

Goodness Growth management will host a conference call with research analysts on Monday, April 3, 2023 at 8:30 a.m. ET (7:30 a.m. CT) to discuss its financial results for its fourth quarter and year ended December 31, 2022. Interested parties may attend the conference call by dialing 1-888-414-4585 (Toll-Free) (US and Canada) or 1-646-960-0331 (Toll) (International) and referencing conference ID number 8663261.

A live audio webcast of this event will also be available in the Events & Presentations section of the Company’s Investor Relations website and via the following link:

https://events.q4inc.com/attendee/585633808.

About Goodness Growth Holdings, Inc.

Goodness Growth Holdings, Inc. is a cannabis company whose mission is to provide safe access, quality products and value to its customers while supporting its local communities through active participation and restorative justice programs. The Company is evolving with the industry and is in the midst of a transformation to being significantly more customer-centric across its operations, which include cultivation, manufacturing, wholesale and retail business lines. Today, the Company is licensed to grow, process, and/or distribute cannabis in five markets and operates 18 dispensaries in four states. For more information about Goodness Growth Holdings, please visit www.goodnessgrowth.com.

Additional Information

Additional information relating to the Company’s full year 2022 results will be available on EDGAR and SEDAR later today. Goodness Growth management occasionally elects to provide certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and adjusted EBITDA (defined as earnings before interest, taxes, depreciation, and amortization, less certain non-cash equity compensation expense, one-time transactions, and other non-recurring non-cash items) in circumstances which it believes provide additional perspective and insights when analyzing the core operating performance of the business. These measures do not have any standardized meaning and may not be comparable to similar measures presented by other issuers. During fiscal year 2022, Goodness Growth management discussed and provided reconciliations of quarterly EBITDA and Adjusted EBITDA to directly comparable GAAP financial measures. As a result, references and reconciliations to these measures have been provided in this press release. However, management does not undertake any responsibility to provide similar disclosures in future periods. Please see the Supplemental Information and Reconciliation of Non-GAAP Financial Measures at the end of this news release for more detailed information regarding non-GAAP financial measures.

Contact Information

Investor Inquiries:	Media Inquiries:
Sam Gibbons	Amanda Hutcheson
Chief of Staff, VP Investor Relations	Senior Manager, Communications
samgibbons@goodnessgrowth.com	amandahutcheson@goodnessgrowth.com
(612) 314-8995	(919) 815-1476

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, such information is being provided as preliminary financial results and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “believe,” “subject to,” and “pending,” variations of such words and phrases, or any verbs in the future tense. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, adjusted EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, undue reliance should not be placed on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to, risks related to the timing of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics, including the COVID-19 pandemic; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the timing of adult-use sales in New York, Maryland and, potentially, Minnesota; the Company’s ability to meet the demand for flower in Minnesota; risk of failure in from the lawsuit with Verano and the cost of that litigation; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, which will be available on or before March 31, 2023, on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company's profile on SEDAR at www.sedar.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

Supplemental Information

The financial information reported in this news release is based on audited financial statements for the fiscal year ended December 31, 2022 and unaudited condensed interim consolidated financial statements for the fiscal quarter ended December 31, 2022. All financial information contained in this news release is qualified in its entirety with reference to such financial statements. To the extent that the financial information contained in this news release is inconsistent with the information contained in the Company’s audited financial statements, the financial information contained in this news release shall be deemed to be modified or superseded by the Company’s audited financial statements. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation for purposes of applicable securities laws.

GOODNESS GROWTH HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 AND 2021

(Amounts Expressed in United States Dollars, Except for Share Amounts)

	December 31,	December 31,
	2022	2021
Assets
Current assets:
Cash	$15,149,333	$15,155,279
Accounts receivable, net of allowance for doubtful accounts of $480,979 and $572,080, respectively	4,286,072	4,502,469
Inventory	20,508,023	20,422,061
Prepayments and other current assets	2,544,532	1,560,113
Assets Held for Sale	4,240,781	—
Total current assets	46,728,741	41,639,922
Property and equipment, net	89,606,932	99,488,559
Operating lease, right-of-use asset	6,110,787	8,510,499
Notes receivable, long-term	3,750,000	3,750,000
Intangible assets, net	8,776,946	10,184,289
Goodwill	183,836	183,836
Deposits	2,312,161	1,718,206
Deferred tax assets	1,687,000	1,495,000
Total assets	$159,156,403	$166,970,311
Liabilities
Current liabilities
Accounts Payable and Accrued liabilities	$14,928,780	$14,805,473
Long-Term debt, current portion	11,780,000	—
Right of use liability	1,680,294	1,600,931
Liabilities held for sale	1,319,847	—
Total current liabilities	29,708,921	16,406,404
Right-of-use liability	79,757,994	80,228,097
Long-Term debt	46,248,604	27,329,907
Total liabilities	$155,715,519	$123,964,408
Stockholders’ equity
Subordinate Voting Shares ($- par value, unlimited shares authorized; 86,721,030 shares issued and outstanding)	—	—
Multiple Voting Shares ($- par value, unlimited shares authorized; 348,642 shares issued and outstanding)	—	—
Super Voting Shares ($- par value; unlimited shares authorized; 65,411 shares issued and outstanding, respectively)	—	—
Additional Paid in Capital	181,321,847	178,429,422
Accumulated deficit	(177,880,963)	(135,423,519)
Total stockholders' equity	$3,440,884	$43,005,903
Total liabilities and stockholders' equity	$159,156,403	$166,970,311

GOODNESS GROWTH HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

THREE MONTHS AND YEAR ENDED DECEMBER 31, 2022 AND 2021

(Amounts Expressed in United States Dollars, Except for Share Amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Revenue	$19,043,046	$13,655,947	$74,625,867	$54,446,168
Cost of sales
Product costs	9,891,449	9,323,900	39,423,918	32,006,403
Inventory valuation adjustments	636,000	2,177,080	4,293,788	2,641,080
Gross profit	8,515,597	2,154,967	30,908,161	19,798,685
Operating expenses:
Selling, general and administrative	7,430,550	9,213,920	33,823,686	33,655,780
Stock-based compensation expenses	57,603	892,821	2,694,197	5,182,641
Depreciation	165,913	108,706	653,077	624,613
Amortization	159,766	197,888	676,566	817,215
Total operating expenses	7,813,832	10,413,335	37,847,526	40,280,249

Gain (loss) from operations	701,765	(8,258,368)	(6,939,365)	(20,481,564)

Other income (expense):
Impairment of long-lived assets	(1,119,583)	(5,169,951)	(8,596,201)	(5,169,951)
Gain on disposal of assets	157,169	6,465,932	322,181	6,903,039
Interest expenses, net	(7,120,667)	(4,538,313)	(22,593,552)	(10,575,370)
Other income (expenses)	45,518	(278,260)	1,242,493	(244,629)
Other income (expenses), net	(8,037,563)	(3,520,592)	(29,625,079)	(9,086,911)

Loss before income taxes	(7,335,798)	(11,778,960)	(36,564,444)	(29,568,475)

Current income tax expenses	(1,955,000)	(2,310,000)	(6,085,000)	(5,460,000)
Deferred income tax recoveries	(3,993,000)	1,158,000	192,000	1,338,000
Net loss and comprehensive loss	(13,283,798)	(12,930,960)	(42,457,444)	(33,690,475)
Net loss per share - basic and diluted	$(0.10)	$(0.10)	$(0.33)	$(0.27)
Weighted average shares used in computation of net loss per share - basic & diluted	128,126,330	127,107,285	128,126,330	123,814,521

GOODNESS GROWTH HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2022 AND 2021

(Amounts Expressed in United States Dollars, Except for Share Amounts)

	December 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(42,457,444)	$(33,690,475)
Adjustments to reconcile net loss to net cash used in operating activities:
Inventory valuation adjustments	4,293,788	2,641,080
Depreciation	653,077	624,613
Depreciation capitalized into inventory	2,682,818	2,404,711
Non-cash operating lease expense	934,443	1,005,754
Amortization of intangible assets	676,566	817,215
Stock-based payments	2,885,223	5,182,641
Interest Expense	4,935,616	2,687,693
Impairment of long-lived assets	8,596,201	5,169,951
Deferred income tax	(192,000)	(1,338,000)
Accretion	3,979,503	1,932,316
Gain on Sale of Property and Equipment	(173,938)	—
Gain on disposal of AZ Dispensary	—	(6,465,932)
Gain on disposal of OMS	—	(437,107)
Gain on disposal of royalty asset	(168,359)	—
Change in operating assets and liabilities:
Accounts Receivable	227,747	(3,488,926)
Prepaid expenses	(984,419)	8,996
Inventory	(3,992,663)	(10,347,840)
Accounts payable and accrued liabilities	30,576	2,651,270
Change in assets and liabilities held for sale	—	124,843
Net cash used in operating activities	$(18,073,265)	$(30,517,197)

CASH FLOWS FROM INVESTING ACTIVITIES:
PP&E Additions	$(5,561,663)	$(18,043,946)
Proceeds from sale of AZ Dispensary net of cash	—	15,125,010
Proceeds from sale of property, plant, and equipment	395,458	—
Proceeds from sale of royalty asset	236,635	—
Acquisition of Charm City	—	(3,543,830)
Acquisition of MJ Distributing	—	(1,592,500)
Proceeds from sale of OMS net of cash	—	1,150,000
Deposits	(686,948)	(306,082)
Net cash provided by (used in) investing activities	$(5,616,518)	$(7,211,348)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of issuance costs	$25,763,080	$27,108,239
Convertible debt payment	—	(900,000)
Proceeds from option exercises	7,201	1,209,605
Proceeds from warrant exercises	—	—
Debt principal payments	—	(60,000)
Lease principal payments	(2,086,444)	(1,579,700)
Net cash provided by financing activities	$23,683,837	$25,778,144

Net change in cash and restricted cash	$(5,946)	$(11,950,401)

Cash and restricted cash, beginning of period	$15,155,279	$27,105,680

Cash and restricted cash, end of period	$15,149,333	$15,155,279

GOODNESS GROWTH HOLDINGS, INC.

STATE-BY-STATE REVENUE PERFORMANCE

THREE MONTHS AND YEAR ENDED DECEMBER 31, 2022 AND 2021

	Three Months Ended
	December 31,
	2022	2021	$ Change	% Change
Retail:
MN	$10,622,384	$5,668,492	$4,953,892	87%
NY	2,482,884	2,894,794	(411,910)	(14)%
AZ	—	665,001	(665,001)	(100)%
NM	1,055,902	926,356	129,546	14%
MD	2,124,796	1,290,684	834,112	65%
Total Retail	$16,285,966	$11,445,327	$4,840,639	42%

Wholesale:
AZ	$—	$765,040	$(765,040)	(100)%
MD	1,312,537	1,117,308	195,229	17%
NY	1,444,543	328,272	1,116,271	340%
MN	—	—	—	100%
Total Wholesale	$2,757,080	$2,210,620	$546,460	25%

Total Revenue	$19,043,046	$13,655,947	$5,387,099	39%
AZ Revenue	$—	$(1,430,041)	$1,430,041	(100)%
Total Revenue excluding AZ Retail	$19,043,046	$12,225,906	$6,817,140	56%

	Year Ended
	December 31,
	2022	2021	$ Change	% Change
Retail:
MN	$37,461,646	$21,795,356	$15,666,290	72%
NY	10,676,424	11,473,918	(797,494)	(7)%
AZ	—	5,053,669	(5,053,669)	(100)%
NM	6,040,847	3,100,803	2,940,044	95%
MD	7,944,440	3,268,639	4,675,801	143%
Total Retail	$62,123,357	$44,692,385	$17,430,972	39%

Wholesale:
AZ	$2,361,233	$3,519,835	$(1,158,602)	(33)%
MD	5,474,824	3,688,359	1,786,465	48%
NY	3,994,313	2,478,906	1,515,407	61%
MN	672,140	—	672,140	100%
OH	—	66,683	(66,683)	(100)%
Total Wholesale	$12,502,510	$9,753,783	$2,748,727	28%

Total Revenue	$74,625,867	$54,446,168	$20,179,699	37%
AZ Retail and OH Revenue	$(2,361,233)	$(8,640,187)	$6,278,954	(73)%
Total Revenue excluding AZ Retail and OH	$72,264,634	$45,805,981	$26,458,653	58%

Reconciliation of Non-GAAP Financial Measures

Goodness Growth management occasionally elects to provide certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and adjusted EBITDA (defined as earnings before interest, taxes, depreciation, and amortization, less certain non-cash equity compensation expense, one-time transactions, and other non-recurring non-cash items) in circumstances which it believes provide additional perspective and insights when analyzing the core operating performance of the business.

During fiscal year 2022, Goodness Growth management discussed and provided quarterly EBITDA and Adjusted EBITDA financial disclosures. EBITDA and Adjusted EBITDA are non-GAAP measures and do not have standardized definitions under GAAP and may not be comparable to similar measures presented by other issuers. The Company does not intend to provide Adjusted EBITDA disclosures in future periods.

The following information provides reconciliations of the supplemental non-GAAP financial measures, presented herein to the most directly comparable financial measures calculated and presented in accordance with GAAP. The Company has provided the non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented.

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Net income (loss)	$(13,283,798)	$(12,930,960)	$(42,457,444)	$(33,690,475)
Interest expense, net	7,120,667	4,538,313	22,593,552	10,575,370
Income taxes	5,948,000	1,152,000	5,893,000	4,122,000
Depreciation & Amortization	325,679	306,594	1,329,643	1,441,828
Depreciation included in cost of goods sold	723,282	726,153	2,682,818	2,404,711
EBITDA (non-GAAP)	$833,830	$(6,207,900)	$(9,958,431)	$(15,146,566)
Inventory adjustment	636,000	2,177,080	4,293,788	2,641,080
Loss on impairment of long-lived assets	1,119,583	5,169,951	8,596,201	5,169,951
Stock-based compensation	57,603	892,821	2,694,197	5,182,641
Other income	—	—	(1,190,863)	—
Gain on disposal of assets	(157,169)	(6,465,932)	(322,181)	(6,903,039)
Adjusted EBITDA (non-GAAP)	$2,489,847	$(4,433,980)	$4,112,711	$(9,055,933)